SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________

FORM N-CSR

___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.

(Exact name of registrant as specified in charter)

___________

381 Pleasant Street, 2nd Floor

Fall River, MA 02721

(Address of principal executive offices) (Zip code)

Registered Agent, Inc.

769 Basque Way, Suite 300

Carson City, NV 09706

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2019

DATE OF REPORTING PERIOD: AUGUST 31, 2019

Semi-Annual Report
August 31, 2019
COPLEY FUND, INC.
A No-Load Fund

COPLEY FUND, INC.
SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDING
AUGUST 31, 2019

(1)
for the six months ended August 31, 2019 (unaudited) and year ended February 28, 2019 (audited)

(2)
for the six months ended August 31, 2019 (unaudited) and years ended February 28 or 29, 2018 through 2015 (unaudited)

Tel: (508) 674-8459
Fax: (508) 672-9348
COPLEY FINANCIAL SERVICES CORP.
Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722
October 30, 2019
Dear Shareholder:
The past six months have been a period of both transition and stability. Since the death of Irving Levine last year, the Fund and its Investment Advisor, Copley Financial Services Corp. (“CFSC”) have strived to diligently maintain the disciplined and focused investment strategy which has been the Fund’s basis since its inception, while adapting the Fund’s management to reflect its current needs. Specifically, earlier this year the Fund renewed its advisory agreement with CFSC, which has acted as the Fund’s investment advisor since the Fund’s inception, and also approved a new sub-advisory agreement with DCM Advisors, LLC, an independent investment advisor; both the renewed advisory agreement with CFSC and the sub-advisory agreement with DCM Advisors, LLC are subject to approval by the Fund’s shareholders. Vijay Chopra, a principal of DCM Advisors, LLC, was elected as Vice President of CFSC, to manage the portfolio of the Fund.
As noted in the Fund’s Annual Report dated February 28, 2019, the Fund determined to close its Operating Division. The liquidation of the Operating Division’s inventory and the discontinuance of its operations were completed in October. This was accomplished with no significant effect on the Fund’s income or net assets. After full discussion and consultation with its advisors, the Board of Directors of the Fund determined that whatever insulation or mitigation the Copley Operating Division provided against the possibility of the Fund being subject to an accumulated earnings tax was outweighed by the distraction of the Operating Division to both the Fund’s management and its investors – both actual and potential – and that the risk of being subject to the accumulated earnings tax was manageable. The Fund can now concentrate exclusively on its basic activity.
The Fund has continued, and intends to continue, its basis strategy of investing in large public companies with a consistent record of paying increasing dividends. This strategy has been successful over the Fund’s existence and was successful during the six months ended August 31, 2019 in which the Fund’s net asset value increased from $110.13 per share to $117.92 per share.
CHANGE IN REPORTED NET ASSET VALUE:
1984	+23.90%
1985	+25.00%
1986	+18.00%
1987	–8.00%
1988	+20.00%
1989	+16.00%
1990	–2.00%
1991	+18.00%
1992	+18.00%
1993	+10.00%
1994	–7.00%

1995	+26.00%
1996	+5.00%
1997	+25.00%
1998	+14.00%
1999	–6.86%
2000	+22.50%
2001	–9.30%
2002	–13.90%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	–10.83%	* SEC mandated change to tax reserve
2008	–15.60%	*
2009	+2.36%	*
2010	+7.04%	*
2011	+13.00%	*
2012	+4.79%	*
2013	+18.08%	*
2014	+14.24%	*
2015	–1.98%	*
2016	+15.55%	*
2017	+9.68%	*
2018	+15.65%	*
2019	+15.33%	* Ended August 31, 2019
Please note the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the SEC-mandated change in calculation of our tax reserve in 2007. A word of caution when comparing Copley’s expense ratios with those of other mutual funds. Because of its unique structure, Copley is required to include a full tax reserve as an operating expense; other funds are not subject to this requirement. As our stocks increase in value, our tax reserve increases. This leads to a corresponding increase in the expense ratio. Thus, the expense ratios that Copley is required to report are significantly higher than would have been the case if the tax reserve was not included as an operating expense.
The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost or the value shown at August 31, 2019. Please remember that past performance does not guarantee future results, and future performance may be higher or lower than the performance data quoted.
We wish to thank our board, our sub-adviser, our consultants, and our shareholders for their competence, loyalty, and cooperation.
David I Faust
President

COPLEY FUND, INC.

PER SHARE VALUE
CALENDAR YEARS ENDED DECEMBER 31
PERIOD ENDED AUGUST 31, 2019

8/31
0
10
20
30
40
50
60
70
80
90
100
110
120
130
6.06
7.51
9.36
11.00
10.11
12.12
14.28
14.06
16.47
19.38
21.35
19.71
24.65
26.05
32.58
37.04
34.50
42.26
38.33
32.99
37.71
42.61
45.12
54.01
44.07
40.64
41.60
44.53
50.30
52.76
62.30
71.17
69.76
80.61
88.41
102.25
117.92
1983
'84
'85
'86
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
2000
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
18
19

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

Copley Fund, Inc.

Schedule of Investments (Unaudited)
August 31, 2019
	Shares	Value
COMMON STOCK – 118.75%
Banking – 7.71%
JPMorgan Chase & Company	42,000	$4,614,120
PNC Financial Services Group, Inc.	25,000	3,223,250
		7,837,370
Consumer Products – 2.08%
Kimberly-Clark Corp.	15,000	2,116,650
Diversified Utility Companies – 22.79%
Alliant Energy Corp.	40,000	2,098,000
Dominion Energy, Inc.	93,450	7,254,524
DTE Energy Co.	55,000	7,131,300
Duke Energy Corp.	53,033	4,918,281
WEC Energy Group, Inc.	18,612	1,782,471
		23,184,576
Drug Companies – 4.73%
Bristol-Myers Squibb Co.	100,000	4,807,000
Electric & Gas – 11.60%
American Electric Power Company, Inc.	35,000	3,190,250
FirstEnergy Corp.	40,000	1,840,000
Public Service Enterprise Group Inc.	30,000	1,814,100
Sempra Energy	35,000	4,957,050
		11,801,400
Electric Power Companies – 31.49%
Ameren Corp.	12,500	964,375
Eversource Energy	65,600	5,256,528
Exelon Corp.	23,200	1,096,432
NextEra Energy, Inc.	90,000	19,717,200
PPL Corp.	100,000	2,955,000
The Southern Co.	35,000	2,039,100
		32,028,635
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

Schedule of Investments (Unaudited) – Continued
August 31, 2019

	Shares	Value
COMMON STOCK – 118.75% – (continued)
Gas Utilities & Supplies – 7.87%
New Jersey Resources Corp.	112,500	$5,145,750
Northwest Natural Holding Co.	40,000	2,854,400
		8,000,150
Insurance – 7.13%
Arthur J. Gallagher & Co.	80,000	7,256,800
Oil – 12.49%
Chevron Corp.	46,200	5,438,664
ExxonMobil Corp.	106,086	7,264,769
		12,703,433
Retail – 2.13%
Walmart, Inc.	19,000	2,170,940
Telephone – 8.73%
AT&T, Inc.	95,000	3,349,700
Verizon Communications Inc.	95,000	5,525,200
		8,874,900
TOTAL COMMON STOCK (Cost – $20,945,329)		120,781,854
MASTER LIMITED PARTNERSHIP – 0.01%
Pipelines – 0.01%
Energy Transfer, L.P. (Cost – $2,033)	353	4,804
TOTAL INVESTMENTS (Cost $20,947,362) – 118.76%		$120,786,658
Liabilities in Excess of Other Assets – (18.76%)		(19,075,325)
NET ASSETS – 100.00%		$101,711,333

The accompanying notes are an integral part of these financial statements.

Portfolio Analysis
As of August 31, 2019
(Unaudited)
% of Net Assets
Common Stock	118.75%
Electric Power Companies	31.49%
Diversified Utility Companies	22.79%
Oil	12.49%
Electric & Gas	11.60%
Telephone	8.73%
Gas Utilities & Supplies	7.87%
Banking	7.71%
Insurance	7.13%
Drug Companies	4.73%
Retail	2.13%
Consumer Products	2.08%
Master Limited Partnership	0.01%
Pipelines	0.01%
Liabilities in Excess of Other Assets	–18.76%
Total Net Assets	100.00%
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
August 31, 2019
Assets:
Investments in securities at fair value (identified cost $20,947,362)	$120,786,658
Cash and cash equivalents	2,139,116
Receivables:
Dividends and interest	401,158
Trade	5,136
Subscriptions	5,202
Inventory	28,272
Prepaid expenses and other assets	69,632
Total Assets	123,435,174
Payables:
Fund shares redeemed	57,757
Taxes	472,030
Investment advisory fees	53,481
Accrued professional fees	39,434
Accrued expenses	82,088
Deferred income taxes	21,019,051
Total Liabilities	21,723,841
Commitments and Contingencies (Note 6)
Net assets	$101,711,333
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 862,581 shares outstanding of $1.00 par value capital stock outstanding)	$117.92
Net assets consist of:
Capital paid in	$862,581
Accumulated earnings (losses)	100,848,752
Net assets	$101,711,333
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended August 31, 2019

Investment Income:
Dividend	$1,869,527
Interest	9,742
Total Investment Income	1,879,269
Expense:
Investment advisory fees	330,696
Accounting and shareholder services	93,646
Legal fees	79,205
Audit fees	40,156
Insurance	22,146
Printing	9,694
Directors fees and expenses	8,748
Blue Sky fees	8,734
Custodian fees	7,436
Postage and shipping	1,141
Miscellaneous fees	309
Total Expense	601,911
Less: Investment advisory fee waived	(30,000)
Net Expense	571,911
Net Investment Income Before Income Taxes	1,307,358
Tax Expense	148,342
Net Investment Income	1,159,016
Operating Income
Gross profit	5,372
Operating expense	(3,089)
Net Operating Income	2,283
Net Investment and Operating Income	1,161,299
Realized and Unrealized Gain (Loss) on Investments
Net change in unrealized appreciation of investments, including deferred income tax expense of $1,493,686	5,619,101
Net Realized and Unrealized Gain on Investments	5,619,101
Net Increase in Net Assets Resulting From Operations	$6,780,400
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended August 31, 2019	Year Ended February 28, 2019
	(Unaudited)
Increase in Net Assets from Operations
Net investment and operating income, net of income tax expense	$1,161,299	$1,899,562
Net realized gain from investment transactions	—	3,634,684
Net change in unrealized appreciation of investments, including deferred income tax expense	5,619,101	5,778,752
Net Increase in Net Assets Resulting From Operations	6,780,400	11,312,998
Capital Share Transactions
Proceeds from shares sold	702,847	820,458
Payments for shares redeemed	(2,265,210)	(8,617,305)
Net Decrease in Net Assets From Shares of Beneficial Interest	(1,562,363)	(7,796,847)
Net Increase in Net Assets	5,218,037	3,516,151
Net Assets:
Beginning of Period	96,493,296	92,977,145
End of Period*	$101,711,333	$96,493,296

*
Net Assets — End of Period includes undistributed net investment and operating income of  $22,200,863 as of February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended August 31, 2019
Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$1,982,145
Receipts from customers	31,195
Expenses paid	(518,076)
Payments to suppliers	(7,504)
Net cash provided by operating activities	1,487,760
Cash flows used by financing activities
Fund shares issued	697,747
Fund shares redeemed	(2,207,983)
Net cash used by financing activities	(1,510,236)
Net increase in cash and cash equivalents	(22,476)
Cash and cash equivalents at beginning of period	2,161,592
Cash and cash equivalents at end of period	$2,139,116
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,780,400
Increase in investments	(7,112,787)
Decrease in dividends and interest receivable	102,830
Increase in trade receivables	(1,357)
Decrease in inventory	19,722
Increase in taxes payable	143,253
Increase in prepaid expenses and other assets	(17,552)
Increase in accrued expenses	62,698
Increase in investment advisory fee payable	6,797
Increase in professional fees payable	10,070
Increase in deferred income taxes	1,493,686
Total adjustments	(5,292,640)
Net cash provided by operating activities	$1,487,760
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.(a)
The financial highlights table is intended to help you understand the Fund’s financial performance for six months ended August 31, 2019 and years February 28, 2015 through February 28, 2019. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund.
The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.
	Six Months Ended August 31, 2019	Fiscal Years Ending February 28 or 29,
		2019	2018	2017	2016	2015
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$110.13	$97.69	$82.46	$71.23	$69.81	$63.11
Income From Operations:
Net investment gain	1.42	2.14	2.61	2.78	2.20	2.24
Net gain (loss) from securities (both realized and unrealized)	6.37	10.30	12.62	8.45	(0.78)	4.46
Total from operations	7.79	12.44	15.23	11.23	1.42	6.70
Net Asset Value, End of Period/Year	$117.92	$110.13	$97.69	$82.46	$71.23	$69.81
Total Return(b)	7.07%	12.73%	18.47%	15.77%	2.03%	10.62%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$101,711	$96,493	$92,977	$82,429	$72,547	$73,579
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	4.50%(c)	3.93%	(12.89)%(d)	7.07%	1.15%	5.03%
Ratio of net investment and operating income (loss) to average net assets	(0.73)%(c)	0.32%	17.43%	(2.37)%	3.77%	(0.33)%
Portfolio turnover rate	0.00%	0.00%	0.97%	0.00%	0.00%	0.00%
Number of shares outstanding at end of period/year (in thousands)	863	876	952	1,000	1,018	1,054
The accompanying notes are an integral part of these financial statements.

Copley Fund, Inc.

FINANCIAL HIGHLIGHTS – Continued

The financial highlight ratios above do not reflect investment fees waivers of  $30,000 for the six months ended August 31, 2019 and $60,000 for the fiscal years ended February 28, 2019 through 2015. If the waivers had been included, the following ratios would apply:
	Six Months Ended August 31, 2019	Fiscal Years Ending February 28 or 29,
		2019	2018	2017	2016	2015
	(Unaudited)
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	4.44%(c)	3.86%	(12.96)%(d)	6.99%	1.06%	4.94%
Ratio of net investment and operating income (loss) to average net assets	(0.67)%(c)	0.38%	17.50%	(2.30)%	3.86%	(0.25)%

(a)
Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)
Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

*
Includes operating expenses from the Operating Division and subsidiary of  $3,089 for the six months ended August 31, 2019 and $17,572, $51,092, $41,891, $48,378 and $31,376, for fiscal years ending 2019 through 2015, respectively.

(c)
Annualized for periods less than one year.

(d)
Due to change in corporate tax rate, ratio represents expenses and net benefit received.

For the year ended February 28, 2018, the above ratios are net of a one time tax benefit due to the changes in the tax rules.
If the one time benefit tax was excluded, the ratios would be as follows:
Ratio of total expenses including regular to average net assets: 1.63%
Ratio of net investment and operating income to average net assets: 2.91%
With waiver included:
Ratio of total expenses including regular to average net assets: 1.55%
Ratio of net investment and operating income to average net assets: 2.98%
The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization
Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are the generation and accumulation of dividend income and capital appreciation. The Fund was organized as a Massachusetts corporation on February 21, 1978. The Fund was reorganized as a New York corporation on September 1, 1987, a Florida corporation on May 19, 1994 and as a Nevada Corporation on December 5, 2007.
The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which sells a variety of handbags, luggage and accessories. On April 12, 2019, the Board of Directors approved a plan to liquidate COD. The COD will cease operations on October 31, 2019. Management believes that this will not have a material effect on the Fund, its business or its net asset value. See footnote 5.
2. Significant Accounting Policies
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the specialized accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.” The preparation of financial statements in accordance with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Investment Valuation
The Fund carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

2. Significant Accounting Policies – (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Securities listed on an exchange are valued at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. If there has been no sale on such day, the security is valued at the last quoted bid. If no bid or asked prices are quoted or if the Fund’s investment advisor (the “Advisor”) believes the market quotations are not reflective of fair value, then the security is valued at fair value by the Advisor.
The following table summarizes the inputs used as of August 31, 2019 for the Fund’s investments measured at fair value:
Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$120,781,854	$—	$—	$120,781,854
Master Limited Partnership	4,804	—	—	4,804
Total	$120,786,658	$—	$—	$120,786,658
The Fund did not hold any Level 3 securities during the period.

*
Refer to the Schedule of Investments for industry classification.

Investment transactions and income and expense
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
During the six months ended August 31, 2019, cost from purchases of investments were $0 and proceeds from sales of investments were $0.
Distributions
Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to effect redemptions, to make additional investments or held in cash as a reserve.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

2. Significant Accounting Policies – (continued)

Cash and cash equivalents
The Fund considers all highly liquid investments with a maturity of three months or less when acquired and money market mutual funds to be cash equivalents. The carrying amount of cash and cash equivalents approximates its fair value due to its short term nature.
Inventory
Inventory is valued at the lower of cost (determined by the first in/first out method) or net realizable value.
Income Taxes
The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Nevada. The Fund recognizes interest and penalties, if any, related to income taxes as income tax expense in the Statement of Operations. During the six months ended August 31, 2019, the Fund did not incur any interest or penalties.
Indemnification
The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.
The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost of investments for federal tax purposes is $20,947,362 for the Fund.
Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $20,966,252 tax effect	$78,873,044
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	—
Net unrealized appreciation net of tax effect	$78,873,044
The Federal and state income tax provision (benefit) is summarized as follows:
Six Months Ended August 31, 2019
Current:
Federal	$147,342
State	1,000
$148,342
Deferred*:
Federal	$1,493,686
State	—
Net provision (benefit) for income taxes	$1,493,686

*
Deferred income tax expense of  $1,493,686 related to unrealized appreciation of investments and is included in the net change in unrealized appreciation of investments on the accompanying statement of operations.

The difference between the effective tax rate of 11.33% and the statutory tax rate of 21% is primarily attributable to the benefit of the dividend received deduction.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At August 31, 2019, the deferred tax liabilities are summarized as follows:
Deferred tax liability:
Unrealized gain on investments	$20,966,252
Other	$52,799
$21,019,051
The Fund files combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the estate of the former Chairman of the Fund. For the six months ended August 31, 2019, the reported Massachusetts corporate excise tax was $1,000. This combined return includes all income and expense of the Operating Division and excludes the Fund’s investment income and expense. The Commonwealth of Massachusetts

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities. – (continued)

may not agree with this exclusion. Management believes that the exclusion in the combined corporate excise returns is proper and further believes that, if contested, any likely resolution would not have a material adverse effect on the Fund’s assets and liabilities or statement of operations.
4. Capital Stock
At August 31, 2019, there were 5,000,000 shares of  $1.00 par value capital stock authorized. Transactions in capital shares were as follows:
	Year Ended February 28, 2019		Year Ended February 28, 2019
	Shares	Amount	Shares	Amount
Shares sold	6,237	$702,847	7,908	$820,458
Shares repurchased	(19,807)	(2,265,210)	(83,471)	(8,617,305)
Net change	(13,570)	$(1,562,363)	(75,563)	$(7,796,847)
5. Investment Advisory Agreement and Transactions with Related Parties
Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. CFSC is wholly owned by the Estate of Irvine Levine. CFSC has appointed DCM Advisors, LLC as its sub-advisor, subject to the approval of the Fund’s shareholders.
Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; 0.75% of the next $15 million; and 0.50% on average daily net assets over $40 million. If the sub-advisory agreement with DCM Advisors, LLC is approved by the Fund’s shareholders, then 75% of the fee paid to CFSC will be paid to DCM Advisors, LLC as a sub-advisory fee.
For the six months ended August 31, 2019, the net fee for investment advisory service totaled $300,696. This included $330,696 less $30,000 voluntarily waived by the advisor. Also during the six months ended August 31, 2019, unaffiliated directors received $8,748 in directors’ fees and reimbursed expenses.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

5. Investment Advisory Agreement and Transactions with Related Parties – (continued)

Operating Division
The results of the COD for the six months ended August 31, 2019, are as follows:

Sales	$32,553
Cost of goods sold	(27,226)
Gross profit	5,327
General & administrative expenses	(3,089)
Net income from operations	2,238
Other income (dividends and interest)	45
Net Income	$2,283
6. Commitments and Contingencies
Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.
Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax.
The Internal Revenue Service has, during its review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service (“Service”) is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.
Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Service.
During the year ended February 28, 2010, the Fund sold the assets of Copley Operating Group LLC (“COG”) to Prince Investment Group LLC (“Purchaser”). The assets consisted of equipment and the operations of a restaurant. In exchange for the assets the Fund received a promissory note for $372,000 to be paid over 15 years. The Purchaser ceased making payments and the Fund wrote off the receivable during the year ended February 29, 2012. In addition, the Fund has filed a claim against the Purchaser and Jeffrey Krall (“Krall”) to enforce the promissory note and Krall’s guarantee with an outstanding balance of  $356,500. Krall filed a counterclaim seeking $765,000 in damages, which was subsequently dismissed. Subsequently, COG took possession of such equipment and sold it to a third party. In exchange for the sale of the equipment, COG received a promissory note for $29,000 payable in equal monthly installments over ten years.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

6. Commitments and Contingencies – (continued)

During the six months ended August 31, 2019, $0 was collected and recorded as part of other income in the statement of operations. Subsequent to August 31, 2019 an agreement was executed to release the third party from its obligation in exchange for $5,000.
7. Concentration
As of August 31, 2019, the Fund had 31.49% of the value of net assets invested in stocks within the Electric Power Companies sector.
8. Subsequent Events
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.
All operations for the Operating Division are expected to cease as of October 31, 2019.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return. Operating expenses are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of  $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
Actual Fund Return.   This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return.   This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. The Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note:   Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.
	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Annualized Expense Ratios*	Expenses Paid During Period** (3/1/19 – 8/31/19)
Actual Fund Return	$1,000.00	$1,070.73	4.44%	$23.13
Hypothetical 5% Return	$1,000.00	$1,002.79	4.44%	$22.37

*
Expenses include the reserve the Fund is required to calculate and deduct, reflecting the federal income tax which would have to be paid if the Fund’s portfolio were liquidated and a capital gains tax, at the regular corporate tax rate, would be payable on all gains.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA
General
Investment Products Offered
•
Are not FDIC Insured

•
May Lose Value

•
Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 17605 Wright Street, Omaha, NE 68130.
This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.
Disclosure of Portfolio Holdings
The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.
Approval of Investment Advisory Agreement
On April 12, 2019, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the CFSC advisory agreement reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:
•
the nature, extent and quality of the services provided by CFSC

•
the investment performance of the Fund

•
the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund, including the value of the investment fee waivers.

•
the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

COPLEY FUND, INC.

SUPPLEMENTAL DATA – Continued

•
the expense ratio of the Fund

•
performance and expenses of comparable funds

•
any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.

•
the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory agreement to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.
In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In addition, the Board concluded that CFSC was providing unique and specialized supervision of the Fund’s operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.
The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets. It also examined the Fund’s investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.
In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by CFSC and Stuffco International Inc. (a company wholly owned by the estate of Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They did find significant, the fact that CFSC had waived the receipt of  $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund’s expense ratio.

COPLEY FUND, INC.

PRIVACY POLICY
The Fund and Your Personal Privacy
The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.
What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•
Information You Give Us On Your Application Form.   This could include your name, address, telephone number, social security number, bank account number, and other information.

•
Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You.   This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?
We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do We do to Protect Your Personal Information?
We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS (Unaudited)
The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; There are two “inside” directors. The Board of Directors elects the Fund’s officers, who are listed in the table. The business address of each director and officer is c/o Registered Agent, Inc., 769 Basque Way, Suite 300, Carson City, NV 09706.
Independent Directors
Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships
Inside Directors
Roy G. Hale (July 24, 1938) 2011	Certified Public Accountant since 1979 Mayor of town of La Plata, MD Former Director, Bank of Southern Maryland
David I. Faust, Esq. (February 24, 1941)	Partner in Gallet Dreyer & Berkey, LLP, Former partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. President of CFSC since 2018 No Directorships
Officers
Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Roy C. Hale President, Chief Financial and Accounting Officer	See Above
David I. Faust, Esq. (February 24, 1941) Secretary, Counsel	See Above
The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

COPLEY FUND, INC.
A No-Load Fund
Semi-Annual Report
August 31, 2019

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfund@gmail.com
Custodian
MUFG Union Bank, N.A.
400 California Street
San Francisco, California 94104
Transfer Agent
Gemini Fund Services
17645 Wright Street, Suite 200
Omaha, Nebraska 68130
Tel. (402) 493-4603
(877) 881-2751
Fax: (402) 963-9094
Counsel
Gallet Dreyer & Berkey, LLP
845 Third Avenue, 5th Floor
New York, New York 10022
Auditors
EisnerAmper LLP
750 Third Avenue
New York, New York 10017
COPLEY FUND, INC.
A No-Load Fund

ITEM 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800) 635-3427.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Roy G. Hale
Name: Roy G. Hale
Title: President (Principal Executive Officer)

Date: November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Roy G. Hale
Name: Roy G. Hale
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: November 6, 2019